UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22465

The Endowment Institutional TEI Fund W, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
The Endowment Institutional TEI Fund W, L.P.	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/16

Date of reporting period: 06/30/16

Item 1.	Reports to Stockholders.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

June 30, 2016

(Unaudited)

Assets
Investment in the Offshore Institutional W Fund, at fair value	$231,785
Receivable from the Offshore Institutional W Fund	5,200

Total assets	236,985

Liabilities and Partners’ Capital
Withdrawals payable	5,200
Accounts payable and accrued expenses	17,676

Total liabilities	22,876

Partners’ capital	214,109

Total liabilities and partners’ capital	$236,985

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Operations

Six Months Ended June 30, 2016

(Unaudited)

Net investment loss allocated from the Offshore Institutional W Fund:
Dividend income (net of foreign tax withholding of $140)	$1,036
Interest income	1,112
Expenses	(10,430)

Net investment loss allocated from the Offshore Institutional W Fund	(8,282)

Expenses of the Institutional TEI W Fund:
Printing fees	10,743
Professional fees	12,525
Other expenses	2,467

Total expenses of the Institutional TEI W Fund	25,735

Net investment loss of the Institutional TEI W Fund	(34,017)

Net realized and unrealized gain (loss) from investments allocated from the Offshore Institutional W Fund:
Net realized gain from investments	7,738
Change in unrealized appreciation/depreciation from investments	(17,502)

Net realized and unrealized loss from investments allocated from the Offshore Institutional W Fund	(9,764)

Net decrease in partners’ capital resulting from operations	$(43,781)

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statements of Changes in Partners’ Capital

Year Ended December 31, 2015 and

Six Months Ended June 30, 2016 (Unaudited)

Partners’ capital at December 31, 2014	$3,802,706
Withdrawals	(115,454)
Net increase in partners’ capital resulting from operations:
Net investment loss	(97,296)
Net realized gain from investments	268,570
Change in unrealized appreciation/depreciation from investments	(144,322)

Net increase in partners’ capital resulting from operations	26,952

Partners’ capital at December 31, 2015	$3,714,204

Withdrawals	(3,456,314)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(34,017)
Net realized gain from investments	7,738
Change in unrealized appreciation/depreciation from investments	(17,502)

Net decrease in partners’ capital resulting from operations	(43,781)

Partners’ capital at June 30, 2016	$214,109

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Cash Flows

Six Months Ended June 30, 2016

(Unaudited)

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(43,781)
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Net realized and unrealized loss from investments allocated from the Offshore Institutional W Fund	9,764
Net investment loss allocated from the Offshore Institutional W Fund	8,282
Redemptions from the Offshore Institutional W Fund	3,477,384
Change in operating assets and liabilities:
Receivable from the Offshore Institutional W Fund	33,400
Accounts payable and accrued expenses	4,665

Net cash provided by operating activities	3,489,714

Cash flows from financing activities:
Withdrawals	(3,489,714)

Net cash used in financing activities	(3,489,714)

Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements

June 30, 2016

(Unaudited)

(1) ORGANIZATION

The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI W Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on January 1, 2011, as a non-diversified, closed-end management investment company. The Institutional TEI W Fund was created to serve as a feeder fund for The Endowment Institutional TEI Fund W, Ltd. (the “Offshore Institutional W Fund”), which in turn is a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Institutional TEI W Fund may include the Offshore Institutional W Fund and Master Fund, as the context requires.

The Institutional TEI W Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Institutional TEI W Fund pursues its investment objective by investing substantially all of its assets in the Offshore Institutional W Fund, which in turn invests substantially all of its assets in the Master Fund, which has the same investment objectives as the Offshore Institutional W Fund and the Institutional TEI W Fund. The Master Fund invests its assets in investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s financial statements, Schedule of Investments and notes to financial statements, included elsewhere in this report, should be read in conjunction with this report. The Offshore Institutional W Fund serves solely as an intermediary for the Institutional TEI W Fund’s investment in the Master Fund. The percentage of the Master Fund’s partnership interests indirectly owned by the Institutional TEI W Fund on June 30, 2016, was 0.10%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Institutional TEI W Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Institutional TEI W Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Institutional TEI W Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Institutional TEI W Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Institutional TEI W Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Institutional TEI W Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Institutional TEI W Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Institutional TEI W Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

Under the Institutional TEI W Fund’s organizational documents, the Institutional TEI W Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Institutional TEI W Fund. In the normal course of business, the Institutional TEI W Fund enters into contracts with service providers, which also provide for indemnifications by the Institutional TEI W Fund. The Institutional TEI W Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Institutional TEI W Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Institutional TEI W Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Institutional TEI W Fund and the results of its operations. The Institutional TEI W Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services— Investment Companies”.

(b) CASH EQUIVALENTS

The Institutional TEI W Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Institutional TEI W Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Offshore Institutional W Fund.

The Institutional TEI W Fund records investment transactions on a trade-date basis.

Investments that are held by the Institutional TEI W Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

(d) INVESTMENT VALUATION

The valuation of the Institutional TEI W Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Institutional TEI W Fund’s investments is calculated by UMB Fund Services, Inc., the Institutional TEI W Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Institutional TEI W Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Institutional TEI W Fund invests substantially all of its assets in the Offshore Institutional W Fund, which in turn invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the Institutional TEI W Fund’s proportional share of the Master Fund’s partners’ capital, through the Offshore Institutional W Fund. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to financial statements, included elsewhere in this report.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Institutional TEI W Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund (through the Offshore Institutional W Fund), including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Institutional TEI W Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Institutional TEI W Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; offshore withholding taxes; and other types of expenses as may be approved from time to time by the Board.

(g) INCOME TAXES

The Institutional TEI W Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Institutional TEI W Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax year and for all major jurisdictions, management of the Institutional TEI W Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Institutional TEI W Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Institutional TEI W Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Institutional TEI W Fund would be recorded as a tax benefit or expense in the current period. For the six months ended June 30, 2016, the Institutional TEI W Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by federal and state tax jurisdictions.

(h) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(i) ORGANIZATIONAL EXPENSES

The Institutional TEI W Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with U.S. GAAP for Institutional TEI W Fund financial reporting purposes upon commencement of operations.

(3) FAIR VALUE MEASUREMENTS

The Institutional TEI W Fund records its investment in the Offshore Institutional W Fund, which in turn invests substantially all of its assets in the Master Fund, at fair value. Investments of the Master Fund are recorded at fair value as more fully discussed in the Master Fund’s notes to financial statements, included elsewhere in this report.

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Institutional TEI W Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Institutional TEI W Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Institutional TEI W Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Institutional TEI W Fund’s limited partnership agreement. The Institutional TEI W Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Institutional TEI W Fund, including allocations from the Master Fund (through the Offshore Institutional W Fund), are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Institutional TEI W Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Institutional TEI W Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund and Offshore Institutional W Fund, generally recommends to the Board that the Institutional TEI W Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Institutional TEI W Fund’s assets are invested in the Master Fund (through the Offshore Institutional W Fund), the ability of the Institutional TEI W Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s and Offshore Institutional W Fund’s repurchase policies. The Master Fund’s and Offshore Institutional W Fund’s repurchase policies are substantially similar to the Institutional TEI W Fund’s repurchase policy as any tender offer by the Master Fund (through the Offshore Institutional W Fund) is subject to the sole discretion of the Board. In addition, the Institutional TEI W Fund may determine not to conduct a repurchase offer each time the Master Fund and Offshore Institutional W Fund conduct a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Institutional TEI W Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of June 30, 2016, all of the investments made by the Institutional TEI W Fund were in the Master Fund (through the Offshore Institutional W Fund).

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Institutional TEI W Fund may invest either directly or through the Offshore Institutional W Fund and Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Institutional TEI W Fund’s risk of loss in these Investment Funds is limited to the Institutional TEI W Fund’s pro rata share of the value of its investment in or commitment to such Investment Funds as held directly or through the Offshore Institutional W Fund and Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Administrator also provides the Institutional TEI W Fund, the Offshore Institutional W Fund and the Master Fund with compliance, transfer agency, and other investor related services at an additional cost.

The fees for Institutional TEI W Fund administration are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the Institutional TEI W Fund.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Institutional TEI W Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”) equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. So long as the Institutional TEI W Fund invests all of its investable assets in the Offshore Institutional W Fund, which in turn invests all of its investable assets in the Master Fund, the Institutional TEI W Fund will not pay the Adviser directly any Investment Management Fee; however, should the Institutional TEI W Fund not have all of its investments in the Offshore Institutional W Fund, it may be charged the 1.00% Investment Management Fee directly. The Institutional TEI W Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund and indirectly the Institutional TEI W Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b) PLACEMENT AGENTS

The Institutional TEI W Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Institutional TEI W Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Institutional TEI W Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(9) FINANCIAL HIGHLIGHTS

	Six Months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011[1]
Net investment loss to average partners’ capital[2]	(28.52)%	(2.57)%	(2.76)%	(1.36)%	(1.51)%	(1.58)%
Gross expenses to average partners’ capital[2]	30.32%	3.97%	3.69%	2.00%	2.19%	2.35%
Net expenses to average partners’ capital[2]	30.32%	3.97%	3.69%	2.00%	2.19%	2.19%[3]
Portfolio Turnover[4]	8.09%	12.52%	16.96%	16.95%	20.88%	26.72%
Total return[5,6,7]	(15.56)%	0.70%	5.09%	4.07%	1.93%	(6.23)%
Partners’ capital, end of period (000s)	$214	$3,714	$3,803	$15,408	$22,611	$26,364

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	The Institutional TEI W Fund commenced operations on January 1, 2011.
2

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Offshore Institutional W Fund and Master Fund. These ratios have been annualized for periods less than twelve months.

3

Ratio includes expenses reimbursed by the Adviser. Had the Organizational Expenses not been included as an expense at Inception and were instead amortized over 60 months as they are being handled for capital allocation purposes, the ratio of net expenses to average partners’ capital would have been 1.75% for the year ended December 31, 2011. (see Note 2)

4

The Institutional TEI W Fund is invested exclusively in the Offshore Institutional W Fund, which in turn is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for the period indicated.

5	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than twelve months.
6

Calculated including benefit of early repurchase fees in each applicable year. Had these early repurchase fees not been included as income for the purposes of the total return calculation, the total return for 2012 would have been 1.80%.

7

The reported total return amount for the year ended December 31, 2011, is negatively impacted by the write off of the Institutional TEI W and the Offshore Institutional W Funds’ Organizational Expenses, which occurred at Inception of the Institutional TEI W and Offshore Institutional W Funds’ operations in accordance with U.S. GAAP. Had these costs not been included as an expense at Inception for the purposes of the total return calculation and were instead amortized over 60 months as they are being handled for capital allocation purposes, the total return would have been (3.99)% for the year ended December 31, 2011.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(10) SUBSEQUENT EVENTS

Effective May 26, 2016, the Board of Directors approved a plan of liquidation for the fund. Pursuant to the plan, the liquidation occured on July 1st.

Management of the Institutional TEI W Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2016.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information

June 30, 2016

(Unaudited)

Directors and Officers

The Institutional TEI W Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Institutional TEI W Fund who are responsible for the Institutional TEI W Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P, The Endowment TEI Fund, L.P. and The Endowment Institutional TEI Fund W, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000 paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 for each informal Board meeting, a fee of $500 per telephonic Board meeting, annual fees of $625, $625 and $833 for membership on the Audit, Valuation and Compliance Committees, respectively paid quarterly, annual fees of $3,000, $5,000 and $3,000 for the Audit, Valuation and Compliance Committee chair positions, respectively paid quarterly, and an annual fee of $5,000 to the Lead Independent Director, paid quarterly. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of June 30, 2016.

Asset Class[1]	Fair Value	%
Consumer Products	$77,284	0.02%
Energy	29,920,362	9.35%
Event-Driven	11,571,901	3.61%
Financials	1,358,906	0.42%
Food Technology	299,995	0.09%
Global Macro and Trading	45,942,741	14.35%
Healthcare	434,139	0.14%
Media	100,000	0.03%
Private Equity	137,727,352	43.02%
Professional Services	399,995	0.12%
Real Estate	19,204,007	6.00%
Relative Value	73,146,135	22.85%

Total Investments	$320,182,817	100.00%

1	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Form N-Q Filings

The Institutional TEI W Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Institutional TEI W Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Institutional TEI W Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Institutional TEI W Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Institutional TEI W Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Institutional TEI W Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Institutional TEI W Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on January 27, 2016, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Institutional Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in-person in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Institutional Fund’s investment programs, Institutional Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Institutional Fund performance including benchmarks and comparisons to other funds, Institutional Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session, and reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: Adviser management’s implementation of efforts intended increase Fund performance, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories; the Adviser’s continued disciplined investment approach and commitment to investment principles; the Adviser’s investment in and commitment to personnel, including extensive training; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and information on the performance of other investment funds and various indices, including the relevance of various indices. The Board also considered the various performance reports received throughout the year. The Board concluded that the Adviser successfully implemented its strategies, in light of difficult conditions in numerous markets, resulting in a positive return for the Fund with lower volatility which was equivalent to returns of much more volatile broad equity markets as well as blended equity and fixed income measurements. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the significant continued investment by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the profitability of the relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued investment relating to support and monitoring of the Fund, changes in investment decision-making that were implemented, the competitive nature of the investment company market as relevant to the Fund, and the

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

significant decrease in size of the Fund following the implementation of the investor choice plan dividing the Fund’s portfolio. The Board noted that it would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners. The Directors also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment Institutional Fund, L.P. (the “Institutional Fund”), The Endowment Registered Fund, L.P. (the “Registered Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI W Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. Lee G. Partridge, William B. Hunt and William R. Guinn.

Mr. Partridge has served as an Investment Committee Member since January 15, 2013, and has served as Chief Investment Officer of Salient Partners, L.P. (“Salient”), which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas, since January 15, 2013. Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2015: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
Lee Partridge
Registered investment companies (1)	12	$1.60 billion	0	$—
Other pooled investment companies (1)	17	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

William B. Hunt
Registered investment companies (1)	12	$1.60 billion	0	$—
Other pooled investment companies (1)	17	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

William R. Guinn
Registered investment companies (1)	12	$1.60 billion	0	$—
Other pooled investment companies (1)	17	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

(1)

For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Partridge, Hunt and Guinn, as partners of Salient, indirectly own equity interests in the Adviser as well as in the general partner of another fund who is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Hunt and Guinn receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which they have significant involvement. Mr. Partridge is the Chief Investment Officer of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays him a base salary and bonus based on the performance of the Salient Group. These individuals are responsible for the investment processes and management of the Salient Group. Mr. Partridge believes that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation and equity value will be from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2015 by each Investment Committee Member.

Investment Committee Member	Master Fund	Registered Fund	Institutional Fund	TEI Fund	Institutional TEI W Fund
Lee G. Partridge	None	None	None	None	None

William B. Hunt	None	None	None	None	None

William R. Guinn	None	None	None	None	None

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Privacy Policy (Unaudited)

The Institutional TEI W Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Institutional TEI W Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Institutional TEI W Fund’s service providers, including the Institutional TEI W Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Institutional TEI W Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

This Page Intentionally Left Blank

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholder Report

June 30, 2016

(Unaudited)

This Page Intentionally Left Blank

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

June 30, 2016

(Unaudited)

Assets
Investments in Investment Funds, at fair value (cost $287,796,291)	$302,313,404
Investments in affiliated Investment Funds, at fair value ($26,268,296)	15,199,094
Investments in securities, at fair value ($3,286,037)	2,670,318

Total investments	320,182,816
Cash and cash equivalents	10,499,665
Interest and dividends receivable	680
Foreign currency, at value (cost $567,080)	567,688
Advanced contributions to Investment Funds	2,000,000
Receivable from investments sold	1,665,430
Prepaids and other assets	20,191

Total assets	334,936,470

Liabilities and Partners’ Capital
Withdrawals payable	6,163,701
Credit facility	36,000,000
Investment Management Fees payable	744,469
Payable to affiliate	133,533
Offshore withholding tax payable	1,320,020
Unrealized loss on swap agreements	148,965
Administration fees payable	45,024
Payable to Adviser	100,000
Payable to Directors	25,877
Accounts payable and accrued expenses	613,090

Total liabilities	45,294,679

Partners’ capital	289,641,791

Total liabilities and partners’ capital	$334,936,470

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
British Virgin Islands
Private Equity (0.02% of Partners’ Capital)
Penta Asia Domestic Partners, L.P.		$48,602

Total British Virgin Islands		48,602

Cayman Islands
Energy (1.74% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		3,394,215
Sentient Global Resources Fund IV, L.P.		1,643,963
Global Macro and Trading (5.88% of Partners’ Capital)
CCP Core Macro Fund LP – Class Newton USD		10,144,007
Cumulus Energy Fund, LP	8,473	6,900,239
Private Equity (14.78% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		53,656
CX Partners Fund Ltd.(1)		4,916,770
Gavea Investment Fund II A, L.P.		119,846
Gavea Investment Fund III A, L.P.		537,069
Hillcrest Fund, L.P.		749,595
India Asset Recovery Fund L.P.		26,289
J.C. Flowers III L.P.(1)		1,996,970
LC Fund IV, L.P.(1)		3,941,131
New Horizon Capital III, L.P.(1)		4,238,825
Northstar Equity Partners III		1,096,957
Orchid Asia IV, L.P.(1)		664,475
Reservoir Capital Partners (Cayman), L.P.		1,155,815
Tiger Global Private Investment Partners IV, L.P.(1)		1,215,865
Tiger Global Private Investment Partners V, L.P.		2,618,183
Tiger Global Private Investment Partners VI, L.P.(1)		1,563,270
Trustbridge Partners II, L.P.(1)		3,561,152
Trustbridge Partners III, L.P.		6,184,545
Trustbridge Partners IV, L.P.		4,038,484
Trustbridge Partners V, L.P.		4,138,485
Real Estate (0.74% of Partners’ Capital)
Forum European Realty Income III, L.P.(1)		1,154,085
Phoenix Asia Real Estate Investments II, L.P.(1)		989,525
Phoenix Real Estate Fund (T) L.P.		3,610

Total Cayman Islands		67,047,026

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Guernsey
Private Equity (0.34% of Partners’ Capital)
Mid Europa Fund III LP		$994,104

Total Guernsey		994,104

Republic of Mauritius
Real Estate (0.72% of Partners’ Capital)
ORBIS Real Estate Fund I(2)		2,089,137

Total Republic of Mauritius		2,089,137

United Kingdom
Private Equity (1.35% of Partners’ Capital)
Darwin Private Equity I L.P.		670,695
Sovereign Capital Limited Partnership III		3,246,422
Real Estate (0.26% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.		144,698
Patron Capital, L.P. II		53,352
Patron Capital, L.P. III		559,736

Total United Kingdom		4,674,903

United States
Energy (8.53% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.(1)		279,347
ArcLight Energy Partners Fund V, L.P.(1)		766,863
CamCap Resources, L.P.		2,399
EIV Capital Fund II, LP		91,089
EMG AE Permian Co-Investment, LP		1,763,698
EnCap Energy Capital Fund VII-B LP(1)		257,580
EnCap Energy Infrastructure TE Feeder, L.P.(1)		440,885
Energy & Minerals Group Fund II, L.P.(1)		2,691,620
Intervale Capital Fund, L.P.		669,034
Merit Energy Partners G, L.P.		2,999,558
Midstream & Resources Follow-On Fund, L.P.(1)		3,157,473
NGP Energy Technology Partners II, L.P.(1)		896,338
NGP IX Offshore Fund, L.P.(1)		1,163,598
NGP Midstream & Resources, L.P.(1)		1,744,973
Quantum Parallel Partners V, LP		6,093,090
Tenaska Power Fund II-A, L.P.		308,739
Tocqueville Gold Partners, L.P.		24,160
Vortus Investments, LP		1,354,218

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Event-Driven (4.00% of Partners’ Capital)
BDCM Partners I, L.P.(1)		$3,265,017
Credit Distressed Blue Line Fund, L.P.(2)		1,966,628
Fortelus Special Situations Fund LP		558,306
Harbinger Capital Partners Fund I, L.P.(2)		3,323,444
Harbinger Capital Partners Fund II, L.P.		358,467
Harbinger Capital Partners Special Situations Fund, L.P.		392,066
Harbinger Class L Holdings (U.S.), LLC		23,031
Harbinger Class LS Holdings I (U.S.) Trust(2)	592	1,188,470
Harbinger Class PE Holdings (U.S.) Trust	1	403,804
Prospect Harbor Credit Partners LP		92,668
Global Macro and Trading (9.98% of Partners’ Capital)
D.E. Shaw Heliant Fund, LLC		12,308,378
Kepos Alpha Fund LP		16,585,171
Passport Global Strategies III Ltd.	115	4,946
Private Equity (30.95% of Partners’ Capital)
Accel-KKR Capital Partners III, LP(1)		2,122,342
Advent Latin American Private Equity Fund IV-F L.P.		454,289
Advent Latin American Private Equity Fund V-F L.P.		1,893,866
Armadillo Litigation Finance II		2,240,415
Artis Bracket Computing SPV, L.P.		147,641
Artis Juicy SPV, L.P.		445,739
Artis Ventures II, L.P.		3,046,593
Audax Mezzanine Fund II, L.P.(1)		241,364
Audax Mezzanine Fund III, L.P.(1)		10,738,209
BDCM Opportunity Fund II, L.P.(1)		1,721,622
Black River Commodity Multi-Strategy Fund LLC(1)		12,701
BLC Secured Credit Partners II		1,830,626
BLC Secured Credit Partners LLC– Series 14-3C(1)		1,191,783
Capital Royalty Partners LP		136,179
Catterton Growth Partners, L.P.(1)		2,582,355
CCM Small Cap Value Qualified Fund, L.P.(2)		56,185
Chrysalis Ventures III, L.P.		405,933
Column Group II, LP		4,030,000
Column Group III, LP		53,000
Crosslink Crossover Fund IV, L.P.		65,007
Crosslink Crossover Fund V, L.P.		477,192
Crosslink Crossover Fund VI, L.P.		3,320,628
Dace Ventures I, LP		187,305

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (30.95% of Partners’ Capital) (continued)
Fairhaven Capital Partners, L.P.		$1,478,588
Founders Fund III, LP		4,182,402
Founders Fund IV, LP		4,671,827
Garrison Opportunity Fund II A LLC		1,227,649
Garrison Opportunity Fund LLC		980,164
HealthCor Partners Fund, L.P.		1,177,207
Highland Credit Strategies Liquidation Vehicle Onshore		246,087
ILS Property & Casualty Master Fund Ltd.		2,400,646
Kayne Anderson Real Estate Debt, L.P.		1,851,000
Ithan Creek Partners, L.P.		639,120
L-R Global Partners, L.P.		62,759
MatlinPatterson Global Opportunities Partners III L.P.(1)		1,554,860
Middle East North Africa Opportunities Fund, L.P.(2)	728	56,600
Monomoy Capital Partners II, L.P.		2,091,862
Monomoy Capital Partners, L.P.		160,004
Pine Brook Capital Partners, L.P.(1)		2,230,995
Pinto America Growth Fund, L.P.(1)		342,005
Private Equity Investment Fund V, L.P.		5,005,973
Saints Capital VI, L.P.		1,234,420
Sanderling Venture Partners VI Co-Investment Fund, L.P.		183,999
Sanderling Venture Partners VI, L.P.		181,982
Sterling Capital Partners II, L.P.		100,461
Sterling Group Partners II, L.P.		6,345
Sterling Group Partners III, L.P.		2,882,220
Strategic Value Global Opportunities Fund I-A, L.P.		164,760
Strattam Capital Investment Fund, L.P.(1)		2,948,482
TAEF Fund, LLC		369,723
Tenaya Capital V, LP		702,000
Tenaya Capital VI, LP		1,221,000
The Column Group, LP		2,585,000
The Raptor Private Holdings L.P.	222	120,575
Triangle Peak Partners II Annex Fund, LP		1,370,971
Trivest Fund IV, L.P.(1)		1,997,640
Tuckerbrook SB Global Distressed Fund I, L.P.		599,728
Valiant Capital Partners LP		605,178
VCFA Private Equity Partners IV, L.P.(1)		112,326
VCFA Venture Partners V, L.P.(1)		746,164
Vortus NPR Co-investment		303,712

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (30.95% of Partners’ Capital) (continued)
Voyager Capital Fund III, L.P.		$574,614
WestView Capital Partners II, L.P.(1)		2,857,828
Real Estate (4.75% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.		17,866
Cypress Realty VI Limited Partnership		732,305
Florida Real Estate Value Fund, L.P.(1)		584,748
GTIS Brazil Real Estate Fund (Brazilian Real) LP		2,307,430
Lone Star Real Estate Fund II (U.S.), L.P.		321,047
Monsoon Infrastructure & Realty Co-Invest, L.P.		2,597,614
Northwood Real Estate Co-Investors LP(1)		852,206
Northwood Real Estate Partners LP(1)		1,816,590
Parmenter Realty Fund III, L.P.(1)		169,360
Parmenter Realty Fund IV, L.P.(1)		999,586
Pearlmark Mezzanine Realty Partners III, L.L.C.(1)		552,344
Pennybacker II, LP(1)		474,851
SBC Latin America Housing US Fund, LP		1,582,091
Square Mile Partners III LP(1)		741,039
Relative Value (25.03% of Partners’ Capital)
CIFC SSC Loan Fund, L.P.		15,202,791
Citadel Wellington LLC		23,632,430
Eton Park Fund, L.P.		283,114
King Street Capital, L.P.		154,848
Magnetar Capital Fund LP		408,210
Magnetar SLV LLC		24,333
Millennium USA LP		25,835,754
Napier Park IG Muni First Loss Fund, LP(3)		3,250,000
OZ Asia Domestic Partners, LP		242,756
PIPE Equity Partners, LLC(2)		693,265
PIPE Select Fund, LLC(2)		2,575,365
Stark Investments Ltd Partnership(1)		7,722
Stark Select Asset Fund, LLC		175,554

Total United States		241,040,127

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		315,893,899	109.06%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Energy (0.06% of Partners’ Capital)
Ospraie Special Opportunities (Offshore) Ltd.		177,522
Private Equity (0.11% of Partners’ Capital)
Q China Holdings Ltd.	1,052	108,950
Q India Holdings Ltd.	2,429	177,440
Quorum Fund Ltd.	1,608	33,907
Relative Value (0.23% of Partners’ Capital)
CRC Credit Fund Ltd.	8,613	659,993

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		1,157,812

Total Passive Foreign Investment Companies		1,157,812	0.40%

Private Corporations
United States
Real Estate (0.16% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		186,734
Legacy Partners Realty Fund III, Inc.		135,000
Net Lease Private REIT VI, Inc.		33,053
Net Lease Private REIT VII, Inc.		53,000
Net Lease Private REIT VII-A, Inc.		53,000

Total Private Corporations		460,787	0.16%

Total Investments in Investment Funds (Cost $314,064,587)		317,512,498	109.62%

Investments in Securities
Common Stocks
Japan
Consumer Products (0.03% of Partners’ Capital)
Aderans Co., Ltd.(1)	15,700	77,284
United States
Financials (0.47% of Partners’ Capital)
Ellington Financial LLC(1)	79,329	1,358,906

Total Common Stocks		1,436,190	0.50%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

June 30, 2016

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Preferred Stocks
United States
Food Technology (0.10% of Partners’ Capital)
Credible Inc., Series A Preferred Stock	19,842	299,995
Professional Services (0.14% of Partners’ Capital)
Hired, Inc., Series C Preferred Stock	39,140	399,995

Total Preferred Stocks		699,990	0.24%

Total Investments in Securities (Cost $2,486,037)		2,136,180	0.74%

Purchase Agreements
Convertible Note Purchase Agreements
United States
Healthcare (0.15% of Partners’ Capital)
Nuclea Biotechnologies, Inc.(4)		434,139
Media (0.03% of Partners’ Capital)
Credible, Inc.		100,000

Total Purchase Agreements (Cost $800,000)		534,139	0.18%

Total Investments (Cost $317,350,624)		$320,182,817	110.54%

The Master Fund’s total outstanding capital commitments to Investment Funds as of June 30, 2016 were $56,295,293 For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

(1)	Income producing investment
(2)	Affiliated investments (See Note 5b)
(3)	Affiliated investments for which ownership exceeds 25% of the Investment Fund’s Capital (See Note 5b)
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers. (See Note 2l)

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Lyxor Swap	Societe Generale	8/19/2016	$4,569,091	$(148,965)

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Operations

Six Months Ended June 30, 2016

(Unaudited)

Investment income:
Dividend income (net of foreign tax withholding of $135,568)	$1,020,315
Interest income	482,988
Other Income	2,976

Total investment income	1,506,279

Expenses:
Investment Management Fees	1,530,100
Administration fees	92,362
Professional fees	332,521
Consulting fees	35,154
Custodian fees	34,274
Directors fees	50,754
Interest expense	524,604
Offshore withholding tax expense	583,800
Other expenses	138,953

Total expenses	3,322,522

Net investment loss	(1,816,243)

Net realized and unrealized gain (loss):
Net realized gain from investments and foreign currency translations	7,968,790
Net realized loss from swap agreements	(346,170)
Change in unrealized appreciation/depreciation	(17,110,543)

Net realized and unrealized loss	(9,487,923)

Net decrease in partners’ capital resulting from operations	$(11,304,166)

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statements of Changes in Partners’ Capital

Year Ended December 31, 2015 and

Six Months Ended June 30, 2016

(Unaudited)

Partners’ capital at December 31, 2014	$319,160,197
Contributions	261,351
Withdrawals	(13,732,227)
Net increase in partners’ capital resulting from operations:
Net investment loss	(949,993)
Net realized gain from investments and foreign currency translations	22,172,807
Net realized gain from redemptions in-kind	196,190
Net realized loss from affiliated Investment Funds	(155,295)
Change in unrealized appreciation/depreciation	(11,950,398)

Net increase in partners’ capital resulting from operations	9,313,311

Partners’ capital at December 31, 2015	$315,002,632

Contributions	3,474,779
Withdrawals	(17,531,454)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(1,816,243)
Net realized gain from investments and foreign currency translations	7,968,790
Net realized loss from swap agreements	(346,170)
Change in unrealized appreciation/depreciation	(17,110,543)

Net decrease in partners’ capital resulting from operations	(11,304,166)

Partners’ capital at June 30, 2016	$289,641,791

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Six Months Ended June 30, 2016

(Unaudited)

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(11,304,166)
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(34,631,706)
Proceeds from disposition of investments	35,357,226
Net realized gain from investments and foreign currency translations	(7,968,790)
Net realized loss from swap agreements	346,170
Change in unrealized appreciation/depreciation from investments and foreign currency translations	17,110,543
Change in operating assets and liabilities:
Advanced contributions to Investment Funds	1,250,000
Interest and dividends receivable	(680)
Foreign currency, at value	(567,688)
Receivable from investments sold	(689,823)
Offshore withholding tax receivable	1,523,168
Unrealized gain on swap agreements	161,271
Prepaids and other assets	(6,252)
Investment Management Fees payable	(48,365)
Offshore withholding tax payable	1,043,433
Administration fees payable	(2,602)
Payable to Directors	(2,500)
Accounts payable and accrued expenses	76,298

Net cash provided by operating activities	1,645,537

Cash flows from financing activities:
Borrowings on credit facility	10,306
Contributions	3,474,779
Withdrawals	(14,595,553)

Net cash used in financing activities	(11,110,469)

Effect of exchange rate changes in cash	48,463

Net change in cash and cash equivalents	(9,416,469)
Cash and cash equivalents at beginning of year	19,916,134

Cash and cash equivalents at end of year	$10,499,665

Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$(736,220)
Cash paid for interest	524,604

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

June 30, 2016

(Unaudited)

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently eight feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, as hereinafter defined, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/ depreciation is included in the Statement of Operations.

Dividend income is recorded on the ex-dividend date. Other investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of June 30, 2016.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed and are typically categorized as Level 1 in fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

Forward foreign currency exchange contracts are valued at prices supplied by an approved Pricing Vendor. The Pricing Vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

•

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value, and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board. In each of these situations, valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statement of Changes in Partners’ Capital.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedules of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the right to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of June 30, 2016, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Equity Risk Exposure:
Swap Agreements	$—	$148,965

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the six months ended June 30, 2016:

	Net Realized Gain (Loss) from Derivative Instruments	Change in Unrealized Appreciation/Depreciation from Derivative Instruments
Equity Risk Exposure:
Swap Agreements	$(346,170)	$(161,271)

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the six months ended June 30, 2016. The Master Fund may enter into International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at June 30, 2016, the Master Fund is subject to master netting agreements that allow for amounts owed between the Master Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At June 30, 2016, the Master Fund did not hold any derivatives with applicable master netting agreements which were presented on a net basis in the financial statements.

As of June 30, 2016, the Master Fund had one total return swap agreement with Societe Generale as the counterparty with an unrealized loss of $148,965 as presented in the Consolidated Statement of Assets, Liabilities, and Partners’ Capital.

The following is a summary of the average monthly notional value of swap agreements in the Master Fund for the six months ended June 30, 2016, as well as the notional value of swap agreements outstanding as of June 30, 2016:

	Average Monthly Notional Value	Notional Value Outstanding at June 30, 2016
Total Return Swap Agreements	$3,621,017	$4,569,091

(g) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RICs that do not meet an exemption from the definition of commodity pool. The harmonization

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RIC’s, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of June 30, 2016, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(h) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(i) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

(j) INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

For the current open tax year and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period.

For the six months ended June 30, 2016, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by federal and state tax jurisdictions.

(k) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(l) RESTRICTED SECURITIES

The Master Fund may invest a portion or all of the value of its assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities.

The restricted securities held at June 30, 2016 are identified below and are also presented in the Master Fund’s Schedule of Investments.

Security	% of Partners’ Capital	Acquisition Dates	Principal Amount	Cost	Fair Value
Nuclea Biotechnologies, Inc.*	0.2%	1/5/15	$700,000	$700,000	$434,139

Total Restricted Securities	0.2%		$700,000	$700,000	$434,139

*	Security has been deemed illiquid by the Adviser based on procedures approved by the Board.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs

•	Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of June 30, 2016, assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the financial statements:

	LEVEL 1		LEVEL 2		LEVEL 3		INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$—	$—	$—	$—	$29,742,840	$29,742,840	$—
Event-Driven	—	—	—	—	—	—	11,571,901	11,571,901	—
Global Macro and Trading	—	—	—	—	—	—	45,942,741	45,942,741	—
Private Equity	—	—	—	—	—	—	137,407,055	137,407,055	—
Real Estate	—	—	—	—	—	—	18,743,220	18,743,220	—
Relative Value	—	—	—	—	—	—	72,486,142	72,486,142	—
Passive Foreign Investment Companies
Energy	—	—	—	—	—	—	177,522	177,522	—
Private Equity	—	—	—	—	—	—	320,297	320,297	—
Relative Value	—	—	—	—	—	—	659,993	659,993	—
Private Corporations
Real Estate	—	—	—	—	—	—	460,787	460,787	—
Investment Securities
Common Stocks
Consumer Products	77,284	—	—	—	—	—	—	77,284	—
Financials	1,358,906	—	—	—	—	—	—	1,358,906	—
Preferred Stocks
Food Technology	—	—	299,995	—	—	—	—	299,995	—
Professional Services	—	—	399,995	—	—	—	—	399,995	—
Convertible Note Purchase Agreement
Healthcare	—	—	—	—	434,139	—	—	434,139	—
Media	—	—	—	—	100,000	—	—	100,000	—
Derivative Instruments
Swap Agreements	—	—	—	(148,965)	—	—	—	—	(148,965)

Total	$1,436,190	$—	$699,990	$(148,965)	$534,139	$—	$317,512,498	$320,182,817	$(148,965)

^

Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for the investment held as of June 30, 2016:

	Fair Value as of June 30, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Input
Investments
Purchase Agreements
Convertible Note Purchase Agreements
Healthcare	$434,139	Market Rate Approach	Market Interest Rate	14%
Media	$100,000	Market Rate Approach	Market Interest Rate	4%

Total Investments	$534,139

The following is a reconciliation of the Level 3 investment held at June 30, 2016 based on the inputs used to determine fair value:

	Balance as of December 31, 2015	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of June 30, 2016
Investments
Purchase Agreements
Convertible Note Purchase Agreements
Healthcare	$798,000	$—	$—	$—	$363,861	$434,139
Media	—	100,000	—	—	—	100,000

Total Investments	$798,000	$100,000	$—	$—	$363,861	$534,139

The change in unrealized appreciation/depreciation from Level 3 investments held at June 30, 2016 is $363,861.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

additional investment. A listing of the investments held by the Master Fund and their attributes as of June 30, 2016, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$29,920	$13,035	up to 10 years	N/A	N/A	0-15 years
Event-Driven(b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	11,572	N/A	N/A	Quarterly	45-90	0-5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading(c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	45,943	N/A	N/A	Quarterly	30-90	0-5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity(d)	Investments in nonpublic companies.	137,727	37,318	up to 10 years	N/A	N/A	0-10 years
Real Estate(e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	19,204	5,942	up to 10 years	N/A	N/A	0-10 years
Relative Value(f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	73,146	N/A	N/A	Quarterly	30-120	0-5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$317,512	$56,295

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of June 30, 2016:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Redemption Frequency	Redemption Restrictions and Terms
Citadel Wellington LLC	8.16%	Citadel Wellington LLC seeks to achieve consistently high risk-adjusted rates of return in connection with the strategies employed. Citadel Advisors LLC generally employs, for the benefit of Citadel Wellington LLC, complex proprietary investment strategies, based on quantitative analysis as well as fundamental research, taking both long and short positions in a broad range of investment instruments, including securities, options, futures, currencies, derivatives and other assets.	Quarterly	5% fund level gate subject to quarterly withdrawal allowances
CIFC SSC Loan Fund, L.P.	5.25%	CIFC SSC Loan Fund, L.P. seeks to generate total return through a long-only portfolio of senior secured bank loans, targeting outperformance through superior credit analysis and aggressively trading the portfolio to mitigate and avoid defaults. The process involves a combination of developing top-down macroeconomic views that help inform asset allocation decisions and evaluation of individual securities with bottom-up company-specific research.	Monthly	Monthly withdrawals subject to 30 days notice
Kepos Alpha Fund LP	5.73%	Kepos Alpha Fund Ltd. invests substantially all of its assets in Kepos Alpha Master Fund L.P., which seeks to provide investors with an attractive total return on invested capital over an entire three to five year market cycle while maintaining a low correlation with global equity markets.	Quarterly	None
Millenium USA LP	8.92%	Millenium USA, LP invests a substantial portion of its capital in Millenium Partners, L.P. (“MLP”) as a limited partner. The MLP is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.	Quarterly	Subject to a 25% investor level gate; 12 month soft lock with 4% early redemption fee.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the year, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of June 30, 2016 the Master Fund held investments in Investment Funds and securities. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees of up to 3.0% annually of monthly average net assets. In addition, many Investment Funds also provide for performance incentive fees/allocations of up to 30% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $34,631,706 and $26,225,223, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost as of June 30, 2016, was $317,350,624, resulting in accumulated net unrealized appreciation of $2,832,193 consisting of $56,038,650 in gross unrealized appreciation and $53,206,457 in gross unrealized depreciation.

(b) AFFILIATED INVESTMENT FUNDS

At June 30, 2016, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these Investment Funds, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including activity during the six months ended June 30, 2016) is shown below:

Investment Funds	Shares 12/31/2015	Shares 6/30/2016	Fair Value 12/31/2015	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 6/30/2016	Interest/ Dividend Income
CCM Small Cap Value Qualified Fund, L.P.			$60,793	$—	$—	$—	$(4,608)	$56,185	$—
Credit Distressed Blue Line Fund, L.P			2,161,343	—	—	—	(194,715)	1,966,628	—
Harbinger Capital Partners Fund I, L.P.			3,404,212	—	—	—	(80,768)	3,323,444	—
Harbinger Class LS Holdings I (U.S.) Trust	592	592	568,957	—	—	—	619,513	1,188,470	—
Middle East North Africa Opportunities Fund, L.P.	728	728	66,383	—	—	—	(9,783)	56,600	—
Napier Park IG Muni First Loss Fund, LP			2,015,800	1,250,000	(114,594)	—	98,794	3,250,000	—
ORBIS Real Estate Fund I			2,154,565	5,820	(196,816)	—	125,568	2,089,137	—
PIPE Equity Partners, LLC			821,098	—	—	—	(127,833)	693,265	—
PIPE Select Fund LLC			2,625,182	—	(25,938)	—	(23,879)	2,575,365	—

			$13,878,333	$1,255,820	$(337,348)	$—	$402,289	$15,199,094	$—

*	Sales include return of capital

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides the Master Fund with, compliance, transfer agency, and other investor related services at an additional cost.

The administration fees are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the Master Fund. As of June 30, 2016, the Master Fund had $289,641,791 in partners’ capital. The total administration fee incurred for the six months ended June 30, 2016, was $92,362.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the six months ended June 30, 2016, $1,530,100 was incurred for Investment Management Fees.

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of June 30, 2016, the two largest non-affiliated sub-placement agents service approximately 47.32% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(9) FUND BORROWING

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on October 29, 2014. The terms of the Credit Agreement provide a $60,000,000 secured revolving credit facility.

Borrowings under the Credit Agreement are secured by the Master Fund’s investments. The Credit Agreement provides for a commitment fee of 1.50% per annum on unused capacity above a certain threshold plus interest accruing on any borrowed amounts at the three month London Interbank Offered Rate (LIBOR) plus 2.24% per annum as defined in the Credit Agreement. The average principal balance and weighted average interest rate for the year ended June 30, 2016, was approximately $36,000,000 and 2.87% respectively. At June 30, 2016, the principal balance outstanding was $36,000,000 at an interest rate of 2.91%. The Credit Agreement expires on October 29, 2018.

(10) FINANCIAL HIGHLIGHTS

	Six Months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011
Net investment loss to average partners’ capital(1)	(1.20)%	(0.30)%	(1.79)%	(0.74)%	(0.81)%	(0.75)%
Expenses to average partners’ capital(1),(2)	2.20%	1.67%	2.68%	1.37%	1.49%	1.27%
Portfolio turnover	8.09%	12.52%	16.96%	16.95%	20.88%	26.72%
Total return(3)	(0.82)%	2.94%	6.43%	4.67%	2.50%	(3.18)%
Partners’ capital, end of period (000s)	$289,642	$315,003	$319,160	$2,064,041	$3,071,734	$4,301,279

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

June 30, 2016

(Unaudited)

(2)

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

(3)	Calculated as geometrically linked monthly returns for each month in the period.

(11) SUBSEQUENT EVENTS

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $5,800,000 be made for the quarter ending September 30, 2016 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with a September 1, 2016 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $45 million, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the Master Fund’s repurchase procedures. The final amount that is accepted by the Master Fund will appear in the next report to partners.

Effective August 3, 2016, the Board of Directors approved the rebranding of the fund to the Salient Private Access Master Fund, L.P.

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2016.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

June 30, 2016

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P, The Endowment TEI Fund, L.P. and The Endowment Institutional TEI Fund W, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000, paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, an annual fee of $833 for each Compliance committee member and $625 for each Audit and Valuation committee member, an annual fee of $5,000 for the valuation committee chairman and $3,000 for each other committee chair, each of which is paid quarterly, and an annual fee of $5,000, paid quarterly, to the Lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of June 30, 2016.

Asset Class(1)	Fair Value	%
Consumer Products	$77,284	0.02%
Energy	29,920,362	9.35%
Event-Driven	11,571,901	3.61%
Financials	1,358,906	0.42%
Food Technology	299,995	0.09%
Global Macro and Trading	45,942,741	14.35%
Healthcare	434,139	0.14%
Media	100,000	0.03%
Private Equity	137,727,352	43.02%
Professional Services	399,995	0.12%
Real Estate	19,204,007	6.00%
Relative Value	73,146,135	22.85%

Total Investments	$320,182,817	100.00%

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on January 27, 2016, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Institutional Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in-person in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Institutional Fund’s investment programs, Institutional Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Institutional Fund performance including benchmarks and comparisons to other funds, Institutional Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session, and reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the advisory fees. It also was noted that the Board’s decision to renew the Advisory

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: Adviser management’s implementation of efforts intended increase Fund performance, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories; the Adviser’s continued disciplined investment approach and commitment to investment principles; the Adviser’s investment in and commitment to personnel, including extensive training; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year quality investment management and related services, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape and investor needs.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and information on the performance of other investment funds and various indices, including the relevance of various indices. The Board also considered the various performance reports received throughout the year. The Board concluded that the Adviser successfully implemented its strategies, in light of difficult conditions in numerous markets, resulting in a positive return for the Fund with lower volatility which was equivalent to returns of much more volatile broad equity markets as well as blended equity and fixed income measurements. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the significant continued investment by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the profitability of the relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued investment relating to support and monitoring of the Fund, changes in investment decision-making that were implemented, the competitive nature of the investment company market as relevant to the Fund, and the significant decrease in size of the Fund following the implementation of the investor choice plan dividing the

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Fund’s portfolio. The Board noted that it would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment both to the recruitment of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained and expanded the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners. The Directors also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Fund.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment Institutional Fund, L.P. (the “Institutional Fund”), The Endowment Registered Fund, L.P. (the “Registered Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI W Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. Lee G. Partridge, William B. Hunt and William R. Guinn.

Mr. Partridge has served as an Investment Committee Member since January 15, 2013, and has served as Chief Investment Officer of Salient Partners, L.P. (“Salient”), which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas, since January 15, 2013. Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2015: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
Lee Partridge
Registered investment companies(1)	12	$1.60 billion	0	$—
Other pooled investment companies(1)	17	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

William B. Hunt
Registered investment companies(1)	12	$1.60 billion	0	$—
Other pooled investment companies(1)	17	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

William R. Guinn
Registered investment companies(1)	12	$1.60 billion	0	$—
Other pooled investment companies(1)	17	$1.07 billion	3	$287.52 million
Other accounts	371	$53.75 million	3	$53.75 million

(1)

For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Partridge, Hunt and Guinn, as partners of Salient, indirectly own equity interests in the Adviser as well as in the general partner of another fund who is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Hunt and Guinn receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon, as well as other funds managed by Salient affiliates for which they have significant involvement. Mr. Partridge is the Chief Investment Officer of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays him a base salary and bonus based on the performance of the Salient Group. These individuals are responsible for the investment processes and management of the Salient Group. Mr. Partridge believes that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation and equity value will be from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2015 by each Investment Committee Member.

Investment Committee Member	Master Fund	Registered Fund	Institutional Fund	TEI Fund	Institutional TEI W Fund
Lee G. Partridge	None	None	None	None	None
William B. Hunt	None	None	None	None	None
William R. Guinn	None	None	None	None	None

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

The following is a summary of key investment objectives and risks. For a full list, please refer to the Fund’s PPM.

INVESTMENT OBJECTIVE

The Funds’ investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). To achieve their objective, the Funds provide the Partners with access to asset classes, Investment Managers and overall asset allocation services typically available on a collective basis to larger institutions. The Funds generally pursue their investment objective by allocating assets to the Investment Funds, with a focus on private partnerships, limited liability companies and other investment vehicles, managed by a group of Investment Managers identified by the Adviser to have investments that are allocated broadly across markets, asset classes, strategies and risk profiles.

The term “private partnerships,” as used throughout this Memorandum, refers to limited partnerships, limited liability companies or other funds and investment vehicles that are private and issue interests to investors that meet certain suitability standards. In general, these interests are not freely tradable and/or have substantial transfer restrictions and no active trading market, but may have certain rights as to redemption.

The Investment Committee has developed a pool of potential Investment Funds to consider for investment. The Investment Committee identifies Investment Funds based on quantitative, qualitative or other due diligence criteria. Once a pool of potential Investment Funds has been identified, the Investment Committee determines an allocation for the Funds’ assets across the pool, in such proportions of the Funds’ assets as the Adviser may from time to time determine. This due diligence effort is then revisited from time to time for the life of the Funds. See “OVERVIEW OF INVESTMENT PROCESS,” “INVESTMENT STRATEGIES” and “DUE DILIGENCE AND MANAGER SELECTION.”

The Master Fund may generally make direct investments (i) for hedging purposes in limited circumstances to provide exposure to certain asset classes or strategies where the adviser believes that it is beneficial to attempt to limit investment risks, reduce volatility and/or hedge against swings in the value of equity or other markets; (ii) to hedge existing exposure to an asset class or strategy, or under other similar circumstances; and (iii) in certain circumstances to gain access to a particular investment opportunity, an asset class or a strategy in a cost-effective manner (in each case, “Direct Investments”). For certain Direct Investments other than through investment in Investment Funds, the Master Fund also may use derivatives (including futures, forwards and swaps) and/or instruments such as total returns swaps (for example, in cases where banks have created rules-based indices that replicate certain investment strategies, or certain Investment Fund returns or strategies). The Adviser may utilize such investments, rather than investing through Investment Funds, to hedge existing exposure or in certain circumstances access new exposure to an investment, an asset class or a strategy. The Master Fund also may to a limited extent use investment in exchange-traded funds (“ETFs”) in place of certain Investment Funds or as complements to certain strategies.

Additional information regarding the strategies utilized by the Investment Managers is set forth under “INVESTMENT STRATEGIES.” There can be no assurance that the Funds’ investment objective will be achieved or that their portfolio design and risk monitoring strategies will be successful.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

GENERAL RISKS

Although the Master Fund’s investment program is designed to generate consistent returns over a long time or investment horizon while attempting to minimize risk, the Master Fund’s investment program does entail certain risks to which the Funds are subject through their investment in the Master Fund. There can be no assurance that the investment objective of the Funds or the Master Fund or those of the Investments Funds in which the Funds invest will be achieved or that their investment programs will be successful. Because the Funds invest substantially all of their investable assets in the Master Fund (in the case of the TEI Fund, via the Offshore Fund), the risks associated with an investment in the Funds are substantially the same as the risks associated with an investment in the Master Fund. Certain risks associated with an investment in the Funds are set forth below.

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Funds. The Master Fund currently has other investors that are feeder funds managed by the Adviser or its affiliates, and it may have additional investors in the future. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Funds over the operations of the Master Fund. If the Funds conduct repurchase offers, and if other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Funds’ expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

Risk Allocations

The Adviser has broad discretion to make allocations to Investment Funds executing different strategies and other than limitations on illiquid investments is not constrained with respect to the allocation to individual strategies or asset classes. There is no assurance that its decisions in this regard will be successful. In addition, the Master Fund may be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Master Fund’s allocation to the asset classes from a risk/reward perspective may not reflect the Adviser’s intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the investment objective of the Funds and the Master Fund.

Dependence on the Adviser and the Investment Managers

The Adviser invests assets of the Master Fund primarily through the Investment Managers, and the Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Master Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Funds and the Master Fund. In addition, the Adviser may be dependent on key personnel, including Lee G. Partridge. To the extent that any such key personnel were to depart, the Adviser’s ability to successfully develop and implement investment strategies may be negatively impacted.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

The Master Fund also is dependent upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Partners have no right or power to participate in the management or control of the Funds, the Master Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

Closed-End Fund; Limited Liquidity

The Funds are non-diversified, closed-end management investment companies designed primarily for long-term investors, and are not intended to be trading vehicles. You should not invest in the Funds if you need a liquid investment. The Funds invest substantially all their assets in illiquid investments. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund, such as the Funds, may invest all or substantially all of its assets in illiquid investments (as is the Funds’ investment practice). The Adviser believes that unique investment opportunities exist in the market for Investment Funds, which generally are illiquid.

An investment in the Funds provides limited liquidity since the Interests are not freely transferable and Partners may not cause the Funds to redeem their Interests. As described below, the Funds may offer to repurchase Interests from the Partners. Distributions of proceeds upon the repurchase of a Partner’s Interests may be subject to restrictions imposed upon withdrawals under the terms of the Investment Funds or, in the event that the Funds and/or the Adviser has engaged one or more sub-advisers, restrictions imposed by investment advisory agreements pursuant to which the Funds’ assets are invested. An investment in the Funds is suitable only for certain sophisticated investors that do not need liquidity.

If the Funds conduct repurchase offers, and if a significant number of Partners sought to have their Interests repurchased at the same time, the illiquidity that results from the Master Fund’s significant investment in long-term investments, which ordinarily cannot be liquidated without significant discount, if at all, may prevent the Master Fund from repurchasing more than a specified amount of Interests. The Funds’ repurchase offers currently are, and have in the past been, oversubscribed. The Adviser anticipates recommending that the Fund offer to repurchase 10% of the Funds’ Interests annually after 2016 (and expects repurchases of Interests up to and including the quarter ended December 31, 2016 to reflect an 8% annual amount).

Payment for repurchased Interests of the Funds may require the Master Fund to liquidate its investments in Investment Funds earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover. In addition, to the extent that the Funds ever were to repurchase significant amounts of Interests, the illiquidity of the remaining portfolio would increase, a factor that the Board would consider when determining the amount of Interests to repurchase. The Adviser intends to take measures (subject to such policies as may be established by the Investment Committee) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests. In the event the Funds ever wind down investment operations and terminate, the Funds would be unable to offer to repurchase all Interests immediately and Partners would receive the value of their Interests over time as the Master Fund liquidated its assets, which could require a significant period to realize certain illiquid assets.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Interests Not Listed; Repurchases of Interests

The Funds do not intend to list their Interests for trading on any national securities exchange. There is no secondary trading market for the Interests, and none is expected to develop. The Interests are, therefore, not readily marketable. Because the Funds are closed-end investment companies, their Interests are not redeemable at the option of Partners and they are not generally exchangeable for interests of any other fund. Although the Board may, in its sole discretion, cause the Funds to offer to repurchase outstanding Interests at their NAV, the Interests are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. The Adviser anticipates recommending that the Fund offer to repurchase 10% of the Funds’ Interests annually after 2016 (and expects repurchases of Interests up to and including the quarter ended December 31, 2016 to reflect an 8% annual amount).

If the Funds conduct repurchase offers, there will be a substantial period of time between the date as of which Partners must accept the Funds’ offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Funds. Partners whose Interests are accepted for repurchase bear the risk that the Funds’ NAV may fluctuate significantly between the time that they accept the Funds’ offer to repurchase their Interests and the date as of which such Interests are valued for purposes of such repurchase. Partners will have to decide whether to accept the Funds’ offer to repurchase their Interests without the benefit of having current information regarding the value of Interests on a date proximate to the date on which Interests are valued by the Funds for purposes of effecting such repurchases. See “REPURCHASES OF INTERESTS.”

Further, repurchases of Interests, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF INTERESTS—Periodic Repurchases.” An investment in the Funds is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Funds. Also, because the Interests are not listed on any securities exchange, the Funds are not required, and do not intend, to hold annual meetings of their Partners.

The Adviser may not recommend and the Board may not approve a repurchase offer every quarter.

Non-Diversified Status

The Funds are “non-diversified” investment companies. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Funds’ assets that may be invested in the securities of any one issuer. Although the Adviser follows a general policy of seeking to diversify the Funds’ capital among multiple Investment Funds, the Adviser may depart from such policy from time to time and one or more Investment Funds may be allocated a relatively large percentage of the Funds’ assets. The Funds will limit the percent of assets held of any one Investment Fund, at the time of investment, to an amount that is in accordance with any regulatory restrictions applicable to the Funds. As a consequence of a large investment in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Funds’ capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

Limited Operating History of Certain Investment Funds and/or Investment Strategies

Certain of the Investment Funds in which the Master Fund invests may have limited or no operating histories, and certain investment strategies, such as quantitative and/or model-based strategies, pursued by Investment Funds may have limited histories. The results of other investment funds or accounts managed by the

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Adviser, which have or have had an investment objective similar to or different from that of the Funds are not indicative of the results that the Funds may achieve.

Ability to Borrow

Although the Master Fund does not ordinarily utilize borrowings for leverage purposes, to the extent the Master Fund became unable to borrow, or lost a line of credit, such inability to borrow could adversely impact the Master Fund’s operations to the extent the Master Fund needed to access borrowed funds. Investment Funds may utilize leverage in their investment programs. The utilization of leverage will increase the volatility of the Master Fund’s investments. The use of leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Funds. In addition, although not direct borrowing, any use of futures contracts, forward contracts, swaps and certain other Instruments has the economic effect of financial leverage based on inherent, or implicit, leverage in such instruments. See “Investment Related Risks—Leverage” for discussion of leverage risks related to such investments.

Governmental, Legal, Tax and Regulatory Risks

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Funds. For example, the regulatory and tax environment for Investment Funds and for derivative instruments in which Investment Managers may participate is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Investment Funds or the Funds and the ability of the Investment Managers or the Adviser to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Funds to pursue investment objectives or strategies. In particular, Congress has enacted sweeping legislation regarding the operations of banks, private fund managers and other financial institutions. Congress also has held hearings regarding taxation policy as it relates to leveraged investors, tax-exempt investors and hedge funds, and the SEC has engaged in a general investigation of hedge funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. Due to events in the markets over the past several years, and recent legislation, additional regulatory change may be more likely than not and should be expected to occur.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Adviser’s ability to fulfill the Funds’ investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Investment Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Investment Managers or the Funds in order to seek to obtain higher returns. The Adviser believes that there is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Funds. Certain tax risks associated with an investment in the Funds are discussed in “CERTAIN TAX CONSIDERATIONS.”

Uncertain Impact of Legislation and Follow-On Regulation

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act continue to be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, bank ownership of and involvement with private funds, registration of investment advisers, and the trading and use of many derivative instruments. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Funds and/or Investment Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that nonbank financial companies that are “predominantly engaged in financial activities,” such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for nonbank financial companies supervised by the Federal Reserve. Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the Investment Funds. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Funds and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Funds or an Investment Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Funds or Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions. Such

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

requirements could hinder the Funds’ and/or an Investment Fund’s ability to meet its investment objective and may place the Funds at a disadvantage with respect to its competitors.

Investment Funds may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act. Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices, and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk. Over time, private Investment Funds’ adherence to the new recordkeeping and reporting requirements may indirectly increase Fund expenses.

Uncertain Commodities Regulation

Certain actions by the CFTC relating both to registered investment company (including amendment of CFTC Rule 4.5 and accompanying “harmony” rules for investment companies) as well as Investment Fund investment in, and exposure to investment in, commodities and related derivatives may have uncertain but negative impacts on investment companies and Investment Funds, including increased operating costs and substantive restrictions. It is not possible to determine the ultimate impact at the current time.

Diverse Investors may Result in Conflicts of Interest between Taxable Investors and Tax-Exempt Investors

Investors in the Funds and other investment vehicles that invest in the Master Fund, taken collectively, include taxable and tax-exempt U.S. investors and non-U.S. investors. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of investor than for another type of investor. The Adviser may make any such determinations in its sole discretion, including whether and to what extent to take into account the tax considerations applicable to one or more investors in making decisions for the Master Fund. To the extent any such tax considerations are taken into account, a particular Fund may incur additional costs or expenses, potentially including additional tax or other risks that otherwise would not have occurred, and may structure or dispose of investments in a manner that is less beneficial for other investors, than might otherwise have been the case. Certain tax risks associated with an investment in the Funds are discussed in “CERTAIN TAX CONSIDERATIONS.”

Significant Sub-Placement Agents; Substantial Repurchases; Change in Control of the Funds

The Placement Agent to the Funds and other feeder funds that invest in the Master Fund has entered into arrangements with Sub-Placement Agents and other financial intermediaries. As of December 31, 2015 the two largest nonaffiliated Sub-Placement Agents serviced approximately 47.42% of the assets of all feeder funds that invest in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular Sub-Placement Agent, such Sub-Placement Agent may have the ability to influence investor behavior, which may affect the Funds. In addition, the global financial markets are currently undergoing pervasive and fundamental disruptions, which has led to departures of brokers and financial advisors employed at Sub-Placement Agents and other financial intermediaries. Such departing brokers or financial advisors may transition

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

their clients to firms that do not have arrangements in place to permit continued servicing of such clients’ Interests in the Funds. To the extent that such Sub-Placement Agents or other financial intermediaries exercise collective influence over such investors’ decisions to request repurchase of Interests, the Master Fund and the Funds may make larger repurchase offers than would otherwise be the case. Substantial acceptance of the Funds’ offers to repurchase Interests could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Funds and the value of the Interests.

Similarly, if such Sub-Placement Agents or other financial intermediaries exercise collective influence over such investors’ voting of such Interests, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser to the Funds. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the Interests.

Special Considerations Applicable to Purchases of Interests

The Funds may accept subscriptions for Interests as determined by the Board, in its sole discretion. Additional purchases may dilute the indirect interests of existing Partners in the Funds’ investment portfolio prior to such purchases, which could have an adverse impact on the existing Partners’ Interests in the Funds if future Fund investments underperform the prior investments. In addition, it is expected that Investment Managers may structure performance-based compensation so that compensation is paid only if gains exceed prior losses. Appreciation in the net assets managed by an Investment Manager at any given time is shared pro rata by all of the Partners at such time, not just those who were Partners at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation is paid to an Investment Manager until its gains exceed its prior losses is not taken into account in determining the NAV of the Funds. Such value to existing Partners will be diluted by new sales of Interests, because the new Interests will participate in any positive performance by the Investment Manager until its gains exceed its prior losses without the Investment Manager being paid any performance-based compensation.

In addition, Interests represent interests in an operating fund which may have significant open positions. Since these Interests will share in open positions that may have been held by the Funds for some period of time prior to the issuance of the additional Interests, the application of the relevant Investment Manager’s trading approach to such positions may have a qualitatively different effect on the performance of the additional Interests than it does on the performance of previously issued Interests. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As subsequent purchasers of Interests will not have received the benefit of any profits on open positions prior to the date on which they purchase the Interests, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Interests will not have had the benefit of any such profit prior to the date on which they were issued, Partners holding such Interests may find themselves liquidated out of a position (which would have continued to generate substantial profits) due to an Investment Manager “taking profits,” none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Provision of Tax Information to Members; Tax Preparation Expenses

The Funds furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. This information in certain cases will likely include estimates. It is not likely that the Master Fund will receive tax information from Investment Funds in a sufficiently timely manner to enable the Funds to prepare their respective information returns in time for Partners to file their returns without requesting an extension of the time to file from the Internal Revenue Service (the “IRS”) or state taxing agencies. Accordingly, investors in the Funds will be required to obtain extensions of time to file their tax returns. The use of estimates or the lack of timely information from Investment Funds could result in material variances in the tax estimates provided by a Fund or may result in the Fund later amending its information returns, requiring the Partners to also amend their returns and report additional income or deductions not previously reported and pay federal and state income tax at applicable rates (together with applicable penalties and interest, if any, related to estimates or amended returns).

In addition, the Funds will not be in a position to independently verify the accuracy of tax information provided by the Investment Funds. In the event the IRS or state taxing agencies challenge tax positions taken by the Investment Funds or by the Funds, Partners of the Funds could be adversely affected. In particular, Partners in the Funds could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal and/or state income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Investment Funds provide to the Funds or positions taken by the Investment Funds or the Funds are determined to be materially inaccurate or otherwise change as a result of a successful challenge by the IRS or state taxing agencies.

Because the Funds expect to be treated as partnerships for federal income tax purposes, the Funds expect to deliver such tax information to Partners on IRS Schedule K-1 (not Form 1099). In light of the Master Fund’s investments in numerous Investment Funds as of the date hereof, the nature of the tax reporting on a Partner’s own federal income tax return of its allocable share of a Fund’s income, gain, loss, deduction or credit will be complicated, and the Partner will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns. The Partner could experience a substantial increase in the amount of fees payable to such tax professionals, and such increase could be material. Investors subscribing for Interests in a Fund for the first time late in the Fund’s fiscal year (which is currently the calendar year) may wish to consider such expenses in deciding whether to subscribe at such time or to delay the subscription until the beginning of the next fiscal year. See “CERTAIN TAX CONSIDERATIONS.”

SPECIAL RISKS OF THE TEI FUND

Changes in United States and/or Cayman Islands Law

If there are changes in the laws of the United States and/or the Cayman Islands, under which the TEI Fund and the Offshore Fund, respectively, are organized, so as to result in the inability of the TEI Fund and/or the Offshore Fund to operate as set forth in this Memorandum, there may be a material adverse effect on investors. There can be no assurance that the positions of the TEI Fund relating to the tax consequences of its investment transactions will be accepted by the tax authorities. In addition, the regulatory environment for leveraged investors, Tax-Exempt Investors and hedge funds continues to evolve. To the extent that legislative or other regulatory changes occur in the direct or indirect regulation of leveraged investors, Tax-Exempt Investors, widely-held partnerships or hedge funds, including tax regulation applicable thereto, all of which have

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

preliminarily been discussed by members of Congress, there may be materially adverse effects on the ability of the TEI Fund to pursue its investment objective or strategies, which could force the TEI Fund to change, or even cease, its operations. For example, if Congress were to change treatment of investment in offshore corporations by Tax-Exempt Investors, the TEI Fund likely would suffer a materially adverse impact including decreased investment returns. In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Fund or the TEI Fund. In addition, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in the TEI Fund would likely suffer decreased investment returns.

Investment in Offshore Fund

The Offshore Fund is not registered under the Investment Company Act, and is not subject to the investor protections offered by that act. The TEI Fund, by investing in the Offshore Fund, does not have the protections offered to investors in registered investment companies. However, the TEI Fund is the sole managing member of the Offshore Fund. Accordingly, the TEI Fund, through the Board, controls the Offshore Fund, making it unlikely that the Offshore Fund will take action contrary to the interests of investors in the TEI Fund.

ERISA Matters

Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or both, which may be relevant to a decision as to whether such an investor should invest in the TEI Fund. There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.” Legal counsel should be consulted by such an investor before investing in the TEI Fund. See “CERTAIN TAX CONSIDERATIONS” and “ERISA CONSIDERATIONS.”

SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

This section discusses certain risks related to the fact that the Master Fund generally invests in Investment Funds.

Investments in the Investment Funds Generally

Because the Master Fund invests in Investment Funds, the value of an investment in the Master Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Master Fund assets that are invested in each Investment Fund. The NAV of the interests of the Investment Funds, and as a result, the NAV of the Master Fund, the Offshore Fund and the Funds, will fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under “INVESTMENT RELATED RISKS” below.

Investment Funds Generally Not Registered

The Investment Funds in which the Master Fund invests generally are not registered as investment companies under the Investment Company Act. Therefore, the Master Fund, the Offshore Fund and the Funds are

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

not entitled to the protections of the Investment Company Act with respect to investments in unregistered Investment Funds. In addition, certain Investment Managers of the Investment Funds may not be registered as investment advisers under the Advisers Act. Therefore, the Master Fund as an investor in the Investment Funds managed by such Investment Managers, and the Funds as an indirect investor through their investment in the Master Fund (via, in the case of the TEI Fund, the Offshore Fund), does not have the benefit of certain of the protections of the Advisers Act. In addition, to the extent that such an unregistered Investment Manager registers, there is a risk that the Investment Manager may not comply with the requirements of the Adviser Act, or may encounter operational or regulatory difficulties that arise from such compliance requirements. The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies under SEC rules. A registered investment company that places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Master Fund invest generally maintain custody of their assets with brokerage firms that do not separately segregate such customer assets, as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Master Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected.

Investment Funds Generally Non-Diversified

Investment Funds may be non-diversified, although some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector also are subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the NAVs of such Investment Funds may be subject to greater volatility than those of investment companies that are more fully diversified and this may negatively impact the NAV of the Master Fund, the Offshore Fund and the Funds.

Investment Funds’ Securities Are Generally Illiquid

The securities of the Investment Funds in which the Master Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Master Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Investment Fund securities, the Master Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Lock-Ups; Modification of Portfolio Liquidity Requirements

Some Investment Funds have long lock-up periods during which an investor must hold an investment in an Investment Fund and the Adviser believes that this may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund (and consequently the Registered Fund and TEI Fund), which may force the Adviser to forgo investing in certain Investment Funds that are attractive due to the longer lock-up periods being employed, or require that the Master Fund modify its current liquidity guidelines. The Board has discretion over future changes to the Master Fund’s portfolio liquidity requirements, including changes which could increase the illiquidity of the portfolio, without a vote of Partners.

Valuation of Investments in Investment Funds

The valuation of the Master Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Independent Administrator, in many cases based on information provided by the Investment Managers of such Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are valued by the Investment Managers or their administrators. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. The Board Valuation Committee is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds. The Board has also authorized the establishment of the Adviser’s Valuation Committee. The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Independent Administrator. Certain members of the Adviser’s Valuation Committee may face conflicts of interest in overseeing the value of the Master Fund’s investments, as the value of the Master Fund’s investments will affect the Adviser’s compensation. Although the Adviser’s Valuation Committee reviews the valuation procedures used by all Investment Managers, neither the Adviser’s Valuation Committee, the Independent Administrator, nor the Adviser, the Board Valuation Committee or Board can confirm or review the accuracy of valuations provided by Investment Managers or their administrators.

If an Investment Manager’s valuations are consistently delayed or inaccurate, the Adviser generally will consider whether the Investment Fund continues to be an appropriate investment for the Funds. The Master Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager’s valuations, and the Adviser’s Valuation Committee may determine to discount the value of the interests or value them at zero, if deemed to be the estimated fair value of such holding in keeping with the Funds’ fair valuation procedures.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Funds, Offshore Fund, and the Master Fund, the

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

investor bears asset-based fees at the Funds and Master Fund level, in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Funds bears a proportionate share of the fees and expenses of the relevant Fund and the Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Funds may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Certain of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Funds generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Funds and their Partners, even if the Funds’ overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from 0.50% to 3% (annualized) of the average NAV of the Funds’ investment. In addition, certain Investment Managers charge an incentive allocation or fee generally ranging from 10% to 30% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight. In addition, if performance of Investment Funds falls, Investment Fund expenses may increase as a percentage of gross returns, which could result in disproportional decreases in the Funds’ performance. Investment Fund expenses in certain instances also may remain relatively fixed and not decrease as performance falls.

Duplicative Transaction Costs

Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Master Fund could indirectly incur transaction costs without accomplishing any net investment result.

Turnover

The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Master Fund will have no control over this turnover. As a result, it is anticipated that a significant portion of the Master Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from an Investment Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment with that Investment Fund.

Affiliate Funds

The Master Fund may invest in Investment Funds sponsored, managed or co-managed by certain of the Related Parties, subject to obtaining required exemptive relief from the SEC and an affirmative vote of a majority of the Independent Directors. Such an investment may create a conflict of interest between the Master Fund and the Related Party that has sponsored or is managing or co-managing such Investment Fund. The Independent

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Directors will review, among other things, such conflicts of interest in determining whether to approve such investment. However, the Adviser will manage certain portions of the portfolio directly.

Inability to Vote

The Master Fund may determine to purchase non-voting securities in or contractually waive or limit its voting interest in certain Investment Funds (for example, to facilitate investments in smaller Investment Funds determined attractive by the Adviser) in order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions. Although the Master Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

To the extent the Master Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Funds’ interests.

Waiver of Voting

Although the Adviser does not expect that a significant number of waivers of voting rights will be undertaken, the Adviser may, under a policy adopted by the Board, waive certain voting rights in certain instances, subject to reporting to the Board. Waiving such rights may allow the Master Fund to make an additional investment in an Investment Fund that could be deemed a portfolio affiliate of the Master Fund, in the absence of a waiver, where such investment in such fund is determined to be desirable and in the best interests of the Funds. A waiver could allow an additional investment where it was determined that an existing investment in the same fund by a Master Fund affiliate could otherwise prevent such an investment. Any waiver may be undertaken as an irrevocable contractual agreement to waive or limit the Master Fund’s ability to vote with regard to the election or removal of Investment Fund directors (or their equivalent). No rights would be waived or contractually limited for an Investment Fund that does not provide an ongoing ability for follow-on investment, such as an Investment Fund having a single initial funding, closing or commitment, after which no new investment typically would occur.

Investment Managers Invest Independently

The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Funds’ NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments

Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right, in consultation with the Adviser, to refuse to manage some or all of the Master Fund’s assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Master Fund, continued sales of Interests to others would dilute the indirect participation of existing Partners with such Investment Manager.

Limitations on Ability to Invest in Investment Funds

In the event that the Master Fund is able to make investments in Investment Funds only at certain times, the Master Fund may invest any portion of its assets that is not invested in Investment Funds in short-term debt securities or money market securities pending investment in Investment Funds. During the time that the Master Fund’s assets are not invested in Investment Funds, that portion of the Master Fund’s assets will not be used to pursue the investment objective of the Master Fund and the Funds.

Indemnification of Investment Funds and Investment Managers

The Master Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Interests. In addition, the Master Fund may be required to agree to indemnify Investment Funds and Investment Managers in connection with a division of the Master Fund’s portfolio or any related transfer of Investment Fund interests.

INVESTMENT RELATED RISKS

This section discusses the types of investments that are expected to be made by the Investment Funds and the principal risks associated with such investments. The Master Fund may make Direct Investments for hedging purposes in limited circumstances where the Adviser believes it beneficial to create exposure to certain asset classes, as well as in certain circumstances to gain access to a particular investment opportunity, an asset class or a strategy in a cost-effective manner, and in this regard the risks below apply to such Direct Investments at the Master Fund level, as well as such investments by the Investment Funds. In general, these principal risks exist whether the investment is made by an Investment Fund or by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an Investment Fund or the Master Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Partners will not suffer losses.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Leverage

The Master Fund and Investment Funds may use direct leverage by means of borrowing, or gain economic (indirect) leverage by means of certain investments. With respect to borrowing, the Master Fund, but not Investment Funds, is currently limited as a fundamental policy to 25% of the Master Fund’s NAV, after taking into consideration the investment of the proceeds from the loan. The Master Fund may borrow to meet capital calls in Investment Funds, to pay operating expenses, to repurchase Interests (while awaiting proceeds from redemptions in underlying Investment Funds) and for certain other purposes including investment operations. Each Fund may borrow to the extent permitted by its fundamental policy on borrowing. In addition, certain Investment Funds may utilize leverage by borrowing in their investment programs. In addition, although not borrowing, use by the Master Fund and/or Investment Funds of futures contracts, forward contracts, swaps and certain other instruments will have the economic effect of financial leverage. Whether leverage takes the direct form of loans for borrowed money, or an indirect form through trading on margin or other forms of indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged, borrowing and making such investment has significant risk. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Master Fund and/or Investment Funds do not borrow or use Instruments that have a leveraging effect. There is no assurance that the Master Fund’s or Investment Funds’ use of borrowing or of Instruments providing enhanced exposure will enable achieving investment objectives. The utilization of leverage, either directly or through instruments that inherently contain economic leverage, will increase the volatility of the Master Fund’s investments because leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the exposure to an asset class and may cause volatility. In addition, buying and selling securities on margin and use of derivative instruments further increasing the volatility of the Master Fund’s investments. The use of direct or economic leverage by the Master Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Funds may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Master Fund and the Investment Funds can borrow in particular, can affect the operating results of the Funds. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk.

In the case of direct borrowing, the rights of any lenders to the Funds, the Master Fund or the Investment Funds to receive payments of interest or repayments of principal will be senior to those of the Partners or the investors in the Master Fund or such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Funds, the Master Fund or the Investment Funds, including the ability to make distributions or to repurchase Interests.

Highly Volatile Markets

The prices of an Investment Fund’s investments, and therefore the NAV of the Funds’ Interests, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund or the Master Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Equity and Equity-Related Instruments

Investment Funds and the Master Fund may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. “Equity securities” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Funds may increase or decrease.

Short Selling

Investment Funds and the Master Fund may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, regulation modifying, preventing and/or limiting short sales may adversely affect the ability of certain Investment Funds, the Master Fund or the Funds to meet their objectives.

Fixed Income Securities

Investment Funds and the Master Fund may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and also may be used for temporary defensive purposes and to maintain liquidity. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; Munis; MBS and ABS. These securities may pay fixed, variable, or

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings ( “Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Extension Risk

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. See “PREPAYMENT RISK.”

Interest Rate Risk

The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Investment Funds or the Master Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated.

Interest rates remain near historical lows. Following the financial crisis that began in 2007, the Federal Reserve Board (the “Federal Reserve”) attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate near zero percent and by purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve raises the federal funds rate and “tapers” Quantitative Easing, there is a risk that interest rates will rise. These policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the investments to decline. Increases in interest rates may lead to heightened redemption activity, which may cause a loss in value and may lower the performance of the Investment Funds or the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Prepayment Risk

Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Investment Funds or the Master Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

Fixed Income Risk

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include CDOs, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and that, in many cases, have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Master Fund and the Funds.

High Yield Debt; Distressed Debt

High yield bonds (commonly known as “junk bonds”), distressed debt instruments and other lower-rated (or similar but unrated) debt securities (collectively referred to here as “high yield debt”) in which Investment Funds and the Master Fund may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company’s affairs, especially during periods of financial distress or following an insolvency, will be substantially less than that of senior creditors.

Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of high-yield debt securities to make principal and interests payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of high-yield debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds and the Master Fund invests. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

The Funds and the Master Fund do not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Non-U.S. Investments

Investment Funds and the Master Fund may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (“EU”), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. There is considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Investment in Emerging Markets

The Master Fund invests in Investment Funds that focus on “emerging markets” (defined below), and the Adviser anticipates that this will continue. Investment Funds and the Master Fund may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country also may present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

Foreign Currency Transactions and Exchange Rate Risk

Investment Funds and the Master Fund may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Money Market and Other Liquid Investments

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. From time to time, the Master Fund also may invest in these instruments. Money market instruments are short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Master Fund may be prevented from achieving its objective during any period in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies. Additionally, on July 23, 2014, the SEC adopted amendments to Rule 2a-7 under the 1940 Act and other rules and forms related to money market funds that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over a two year period and it is unclear how changes in money market fund structures and operations may impact investments.

Cybersecurity Risk

Information and technology systems relied upon by the Investment Funds, the Master Fund, the Adviser, the any service providers (including, but not limited to, accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Investment Funds or Master Fund invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although measures to manage risks relating to these types of events have been implemented, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Master Fund, the Investment Funds, the Funds, the Adviser, service providers and/or issuers of securities in which the Investment Funds or Master Fund invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Investment Funds, the Master Fund, the Adviser, the service providers and/or issuers of securities in which the Investment Funds or Master Fund invests, subjecting such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Restricted and Illiquid Investments

Investment Funds and the Master Fund may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund’s net assets that may be invested in illiquid securities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Master Fund, and therefore the Funds, to substantial losses. This could also impair the Funds’ ability to repurchase Partners’ Interests in a timely manner. The Funds’ repurchase offers currently are, and have in the past been, oversubscribed. The Adviser anticipates recommending that the Fund offer to repurchase 10% of the Funds’ Interests annually after 2016 (and expects repurchases of Interests up to and including the quarter ended December 31, 2016 to reflect an 8% annual amount).

Convergence Risk

The Master Fund will invest in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund, and therefore the Funds, may incur significant losses.

Corporate Event Risks

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

Issuer Risks

The issuers of securities acquired by Investment Funds sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Small and Mid-Capitalization Companies

Investment Funds and the Master Fund may invest in securities of small capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies also may be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Additionally, transaction costs for these types of investments are often higher than those of larger capitalization companies.

Exchange Traded Funds

The Master Fund and Investment Funds may purchase and sell shares of exchange traded funds (“ETFs”), which are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market or to hedge other investments. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs also have management fees that increase their

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

costs. As a shareholder of an ETF directly, the Master Fund would bear its pro rata portion of the ETF’s expenses, including advisory fees. Similarly, an Investment Fund investing in ETFs also would bear its pro rata portion of the ETF’s expenses, including advisory fees, which the Master Fund indirectly would bear by investing in the Investment Fund. These expenses would be in addition to the fees and other expenses that the Fund or Investment Fund bears directly in connection with its own operations.

Purchasing Securities in Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited or no operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

Risks Associated with Derivative Instruments

Investment Funds and, to a lesser extent, the Master Fund may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date.

The Master Fund’s most likely use of derivatives is investment in futures and options, as well as swaps. The Adviser has used options on behalf of the Master Fund’s investment program to hedge interest rates and currency rates. The successful use of futures is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

An Investment Fund’s use of derivatives (as well as the Master Fund’s, if any) involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund’s portfolio as a whole. Derivatives permit an Investment Fund (or the Master Fund) to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund (or Master Fund) can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund’s and potentially the Master Fund’s performance. If an Investment Fund or the Master Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s or Master Fund’s return or result in a loss. An Investment Fund or the Master Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund or the Master Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

The Investment Funds’ or the Master Fund’s engagement in these transactions involves risk of loss to the Master Fund that could materially adversely affect the value of the Master Fund’s and the Funds’ respective net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Futures Contracts

Investment Funds and, to a lesser extent, the Master Fund may enter into futures contracts. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Master Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Master Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Master Fund may have to sell securities at a time when it may be disadvantageous to do so.

Commodities Risk

Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Forward Contracts

Investment Funds and, to a lesser extent, the Master Fund may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts also may be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Fund’s Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds will be exposed to credit risks with regard to counterparties with whom the Investment Funds trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund, the Master Fund and the Funds.

Swap Agreements

Investment Funds and, to a lesser extent, the Master Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds’ exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Master Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund’s portfolio.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap (“Counterparty”) defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the Counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund. Recent economic events have increased the potential for, and thus risk involved with, Counterparty creditworthiness.

Structured Securities

Investment Funds and, to a lesser extent, the Master Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

Investment Funds and, to a lesser extent, the Master Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund or the Master Fund will usually have a contractual relationship only with the Counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the Counterparty to the derivative, the Investment Fund will be treated as a general creditor of such Counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the Counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one Counterparty subject the Investment Fund, and/or the Master Fund, to an additional degree of risk with respect to defaults by such Counterparty as well as by the issuer of the underlying indebtedness.

Failure of the Investment Funds’ Counterparties, Brokers and Exchanges

Investment Funds and the Master Fund will be exposed to the credit risk of the Counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the CEA requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker’s bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with their broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer’s books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker’s or dealer’s customers.

Many of the markets in which the Investment Funds or the Master Fund effects their transactions are “over-the-counter” or “interdealer” markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

between two Counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a Counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “Counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of Counterparties, the lack of any independent evaluation of the Counterparties’ financial capabilities or their creditworthiness, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund and, therefore, the Funds.

In addition, certain of the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or Counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Master Fund and the Funds, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund’s trading strategies were to have substantially offset such contracts.

To the extent legislation is adopted regulating or affecting derivatives, banks or other financial organizations including hedge funds, it could have a significant negative impact on existing counterparties for many types of instruments and transactions. While impossible to predict, legislative change could result in a material adverse impact on many investment strategies employed by the Investment Funds and the Adviser.

Growth Stock Risk

Certain Investment Funds invest in “growth” stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Stock Risk

Certain Investment Funds invest in “value” stocks. An Investment Manager to an Investment Fund may be wrong in its assessment of a company’s value and the stocks the Investment Fund holds may not reach what the Investment Manager believes are their full values. A particular risk of an Investment Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Investment Fund’s relative performance may suffer.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Convertible Securities Risk

Certain Investment Funds may invest in convertible securities. The value of convertible securities may fall when interest rates rise and increase when interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Investment Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Arbitrage Strategies Risk

Certain Investment Funds may invest in various arbitrage strategies, including convertible arbitrage, merger/event-driven arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage. Arbitrage investment typically seeks to take advantage of temporary perceived inefficiencies in the pricing of certain assets. Through research and analysis, arbitrage investors seek to find investment opportunities that have not been deemed to be viable by other investors. Such investments may be available only cyclically or not at all. Furthermore, if assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Global Macro Investing Risk

Investment Managers using Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. Such strategies rely on the use of, among other things, currency and derivative markets, each of which bear their own risks, as well as certain assumptions about global macro-economic trends. There can be no assurance that such macro-economic assumptions will prove to be correct.

Energy Investing Risk

The production and marketing of commodities, energy and natural resources may be affected by actions and changes in governments. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets, as well as changes in demand due to international economic conditions. In addition, some such companies also may be subject to the risks of mining and oil drilling, and the risks of other hazards, such as fire, drought, and increased regulatory and environmental costs.

Model and Data Risk

Some Investments Funds, and the Adviser with regard to certain investments, may rely on quantitative models (both proprietary models developed by the Adviser, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Risk of Programming and Modelling Errors

The research and modelling process engaged in by some Investment Managers and in certain cases by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance.

Real Estate

Investing in real estate, including real estate investment trusts (“REITs”) may subject a fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs also may be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Investment funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity

Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Investment Funds generally, because the partnerships’ underlying investments may tend to be less liquid than other types of investments. Attractive investment opportunities in private equity may occur only periodically, if at all.

Investment Funds’ Investment Strategies

Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds’ performance, risk levels, and/or market correlation.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

The success of an Investment Manager’s trading activities will depend on, among other things, the Investment Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager’s investment strategies.

Limits of Risk Disclosure

The above discussions relating to various risks associated with the Master Fund, the Funds, the Interests, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Funds. Prospective investors should read this entire Memorandum and the LP Agreement and should consult with their own advisers before deciding whether to invest in the Funds. In addition, as the Master Fund’s or the Funds’ investment program or market conditions change or develop over time, an investment in the Funds may be subject to risk factors not currently contemplated or described in this Memorandum.

IN VIEW OF THE RISKS NOTED ABOVE, THE FUNDS SHOULD BE CONSIDERED A LONG-TERM AND ILLIQUID INVESTMENT AND INVESTORS SHOULD INVEST IN THE FUNDS ONLY IF THEY CAN MEET THEIR FORESEEABLE LIQUIDITY NEEDS WITH RESOURCES OUTSIDE OF AN INVESTMENT IN THE FUNDS.

NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUNDS, THE MASTER FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

June 30, 2016

(Unaudited)

Privacy Policy (Unaudited)

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Directors

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Directors and Officers

John A. Blaisdell, Director and Principal Executive Officer

Christopher R. Arnold, Treasurer and Principal Financial Officer

Jeremy Radcliffe, Secretary

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Fund Administrator and Transfer Agent

UMB Fund Services, Inc.

Milwaukee, WI

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

THE ENDOWMENT FUND®

4265 San Felipe
8th Floor
Houston, Texas 77027
Tel 800-725-9456
Fax 713-993-4698

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Endowment Institutional TEI Fund W, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	August 29, 2016

By (Signature and Title)
/s/ Christopher R. Arnold
Christopher R. Arnold Principal Financial Officer

Date:	August 25, 2016